SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

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                       Date of Report: December 11, 2000

                                 ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                          0-12500                  13-3145265
  (State or Other Jurisdiction      Commission File          IRS Employer
  of Incorporation)                 Number                   Identification No.

                    11767 Katy Freeway, Houston, Texas 77079
                    (Address of Principal Executive Offices)

                                  713-621-5946
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

      Drilling on an onshore well, the Tilapia-Land 1 within the Tilapia permit in the Congo, commenced in September 2000. An estimated budget of approximately $2.8 million (inclusive of production tests) was previously approved.

      Based on the results of the production tests that were performed on the well, the license participants decided to plug and abandon the well.

      Isramco Inc. holds a 50% participation interest in the Tilapia permit. The remaining participation interest is held by an affiliated entity.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2000                     Isramco, Inc.


                                            By: /s/ Haim Tsuff

                                            Haim Tsuff
                                            Chairman of the Board